UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 31, 2011
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 31, 2011, International Lease Finance Corporation (the “Company”) entered into an unsecured $2,000,000,000 Three-Year Revolving Credit Agreement, among the Company, the banks named therein and Citibank, N.A., as administrative agent (the “Credit Agreement”). A copy of the Credit Agreement is included in this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
     The Credit Agreement provides that the Company may borrow up to $2,000,000,000 on a three-year revolving basis for general corporate purposes. Interest on any borrowed amounts will be based on either base rate or LIBOR plus an applicable margin determined by a ratings-based pricing grid.
     The Credit Agreement contains restrictive covenants that, among other things, limit the Company’s ability to incur additional debt, incur liens, and transfer or sell assets. In addition, the Credit Agreement contains financial covenants that require the Company to maintain a minimum fixed charge coverage ratio, a minimum consolidated tangible net worth and a maximum ratio of consolidated debt to consolidated tangible net worth. The Credit Agreement also contains customary events of default.
     The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement.
     Certain of the lenders party to the Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, for the Company, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.
Item 2.03 Creation of a Direct Financial Obligation.
     The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	$2,000,000,000 Three-Year Revolving Credit Agreement dated as of January 31, 2011, among International Lease Finance Corporation, the banks named therein and Citibank, N.A., as administrative agent.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Fred S. Cromer
Fred S. Cromer
Chief Financial Officer

DATED: January 31, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	$2,000,000,000 Three-Year Revolving Credit Agreement dated as of January 31, 2011, among International Lease Finance Corporation, the banks named therein and Citibank, N.A., as administrative agent.